                                                                  EXHIBIT 10.2.1

                             The System Works, Inc.
                            3301 Windy Ridge Parkway
                            Marietta, Georgia  30067


                          SECURITIES PURCHASE AGREEMENT

                            Dated as of June 20, 1994


To   Warburg, Pincus Investors, L.P.
     466 Lexington Avenue
     New York, New York  10017


Dear Sirs:

     The System Works, Inc., a Georgia corporation (the "Company"), hereby agrees with Warburg, Pincus Investors, L.P., a Delaware limited partnership (the "Purchaser") as follows:


SECTION 1.  AUTHORIZATION OF SHARES

            (a) The Board of Directors of the Company has approved the Restated Articles of Incorporation in the form attached hereto as Exhibit A (the "Articles Amendment") so as to authorize 6,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"); reclassify the outstanding shares of Class A and Class B common stock, $0.01 par value per share (the "Old Common Stock") into shares of Common Stock (the "Common Reclassification"); authorize 1,897,028 shares of preferred stock, $0.01 par value per share, designated as Series A Preferred Stock (the "Series A Preferred Stock"), having the rights, restrictions, privileges, redemption rights and preferences as set forth herein and in the Articles Amendment; authorize 393,965 shares of preferred stock, $0.01 par value per share, designated as Series B Preferred Stock (the "Series B Preferred Stock"), having the rights, restrictions, privileges, redemption rights and preferences as set forth herein and in the Articles Amendment; and reclassify the outstanding shares of Series C Preferred Stock and Series D Preferred Stock into Series A Preferred Stock (the "Preferred Reclassification").

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -2-


            (b) The Company shall, prior to the Closing Date (as defined below), (i) convene a meeting of its shareholders for the purpose of obtaining approval by the shareholders of the Articles Amendment, to the extent required by law, and (ii) file with the Secretary of the State of Georgia the Articles Amendment.


SECTION 2.  PURCHASE AND SALE OF SECURITIES AND WARRANT

            (a) Subject to the terms and conditions set forth in this Agreement and in reliance upon the Company's and the Purchaser's representations set forth herein, on the Closing Date the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, at a purchase price equal to $7.615 per share, 393,965 shares of Series B Preferred Stock (the "Purchased Stock") for an aggregate purchase price of $3,000,000. Such sale and purchase shall be effected on the Closing Date by the Company executing and delivering to the Purchaser, duly registered in the Purchaser's name, stock certificates evidencing the 393,965 shares of Series B Preferred Stock to be purchased, against payment by Warburg of an aggregate amount of $3,000,000, which payment shall be effected by the wire transfer to the Company, at such account or accounts as the Company shall specify, of $3,000,000.

            (b) Subject to the terms and conditions set forth in this Agreement and in reliance upon the Company's and the Purchaser's representations set forth herein, on the Closing Date the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, $4,000,000 of a subordinated floating rate note due July 31, 1999 having the terms and conditions set forth on Exhibit "B" attached hereto (the "Note") for an aggregate purchase price of $4,000,000. As used herein, the Purchased Stock and the Note shall sometimes be collectively referred to herein as the "Purchased Securities." Such sale and purchase shall be effected on the Closing Date by the Company executing and delivering to the Purchaser the appropriate form of subordinated note evidencing the $4,000,000 of the Note to be purchased, against payment by Warburg of an aggregate amount of $4,000,000, which payment shall be effected by the wire transfer to the Company, at such account or accounts as the Company shall specify, of $4,000,000.

            (c) Simultaneously with the sale of the Purchased Securities to the Purchaser, the Company will utilize the proceeds from such sale to repurchase from David P. Welden an aggregate of 785,000 shares of common stock, at a purchase price of $8.9172 per share. Such purchase shall be pursuant to the Stock Repurchase Agreement.

            (d) Simultaneously with the sale of the Purchased Securities to the Purchaser, the Company will issue to the Purchaser a stock purchase warrant (the

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -3-


"Warrant"), in the form attached hereto as Exhibit "C" providing for the purchase of 111,356 shares of the Common Stock of the Company at a price of $7.615 per share.

            (e) The transactions described in subsections (a), (b), (c) and (d) above are cross conditioned so that they shall only occur on the Closing Date if all of such transactions occur on the Closing Date.

            (f) The closing of such sales and purchases shall take place at such date as is specified as the "Closing Date" in the Stock Repurchase Agreement (the "Closing Date"), at the offices of Troutman Sanders, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia, or such other location as the Purchaser and the Company shall mutually select.


SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Purchaser that:

            3.1  CORPORATE ORGANIZATION

                 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia.

            3.2  CAPITALIZATION

                 (a) On the date hereof, the authorized capital stock of the Company consists of 4,600,000 shares of Class A Common Stock, 1,100,000 shares of Class B Common Stock and 1,897,028 shares of preferred stock. The authorized preferred stock consists of 832,592 shares designated as Series C Preferred Stock, and 1,064,436 shares designated as Series D Preferred Stock. On the date hereof, the issued and outstanding shares of capital stock of the Company consists of 834,016 shares of Class A Common Stock, 0 shares of Class B Common Stock, 832,592 shares of Series C Preferred Stock and 1,064,436 shares of Series D Preferred Stock. On the Closing Date, after giving effect to the Common Reclassification and the Preferred Reclassification and the transaction contemplated hereby, the authorized capital stock of the Company shall consist of 6,000,000 shares of Common Stock, 1,897,028 shares of Series A Preferred Stock and 393,965 shares of Series B Preferred Stock. On the Closing Date, after giving effect to the Common Reclassification and the Preferred Reclassification and the transaction contemplated hereby, the issued and outstanding shares of capital stock of the Company shall consist of 49,016 shares of Common Stock (plus any shares issued as a result of the exercise of employ stock

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -4-


options subsequent to March 31, 1994), 1,897,028 shares of Series A Preferred Stock and 393,965 shares of Series B Preferred Stock.

                 (b) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable. Upon the Common Reclassification as contemplated hereby, the shares of Common Stock will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free of all preemptive or similar rights. Upon issuance, sale and delivery as contemplated by this Agreement, the shares of the Purchased Stock to be issued hereunder will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free of all preemptive or similar rights. The foregoing representations with respect to preemptive rights are premised, in each instance, upon the repurchase by the Company of the shares to be purchased as contemplated by Section 2(c) hereof and the cancellation of such shares.

                 (c) Except for the conversion and redemption rights in respect of the Series C Preferred Stock and Series D Preferred Stock (which are to be reclassified as a part of the Preferred Reclassification and which shall be provided for in the Articles Amendment in respect of the Series A Preferred Stock) and the Series B Preferred Stock, and except for the stock options listed on Schedule 3.2 hereto, there are no shares of Common Stock issuable upon conversion of any security of the Company nor are there any rights, options or warrants outstanding or other agreements to acquire shares of Common Stock nor is the Company contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares of Common Stock. Except as disclosed on such
Schedule 3.2, no shareholder of the Company is entitled to any preemptive rights, rights of first refusal, redemption rights or similar rights.

            3.3  CORPORATE PROCEEDINGS, ETC.

                 (a) The Board of Directors of the Company has duly authorized the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder. The Board has authorized the creation and designation of the Series A Preferred Stock and the Series B Preferred Stock, the creation of the Common Stock, the Common Reclassification, the Preferred Reclassification and the issuance and sale of the Note in accordance with this Agreement and the repurchase and cancellation of shares of common stock contemplated by Section 2(c) hereof (collectively the "Recapitalization"), and the Company has reserved for issuance shares of Common Stock initially issuable upon conversion of the Series A Preferred Stock and the Series B Preferred Stock. Except for the shareholder action contemplated by Section 6.4 herein, no other corporate action is necessary to authorize the performance by the Company of its obligations hereunder.

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -5-


                 (b) This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by equitable principles or bankruptcy, insolvency, reorganization or similar laws from time to time in effect affecting the enforcement of creditor's rights generally.

            3.4  CONSENTS AND APPROVALS

                 Except for the shareholder action contemplated in Section 6.4 and consents and filings described in Schedule 6.5 hereto, the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby do not require the Company to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority.

            3.5  FINANCIAL STATEMENTS, MATERIAL LIABILITIES

                 (a) The Company has previously delivered to the Purchaser its balance sheet as at March 31, 1994, and the related statement of income, stockholders' equity and cash flow for the year then ended (the "Financial Statements"), accompanied by an opinion of KPMG Peat Marwick, independent certified public accountants. Such financial statements, including the notes thereto, and subject to any qualifications set forth in such management letters, have been prepared from the books and records of the Company and present fairly the financial position and the results of operations and cash flows of the Company as at and for the period indicated, in each case in conformity with generally accepted accounting principles ("GAAP") consistently applied.

                 (b) Except as set forth in the Financial Statements, the company has no material liabilities or obligations, absolute or contingent, except (i) obligations and liabilities incurred in the ordinary course of business since the date of such statement, none of which is material, or (ii) obligations which are not required to be reflected in the Financial Statements.

            3.6  PENDING ACTIONS

                 There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company threatened, against the Company or any of its properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity of this Agreement, the

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -6-


Articles Amendment or any action taken or to be taken pursuant hereto or thereto, or which is reasonably likely to result in a Material Adverse Effect, and the Company is not in default with respect to any judgment, order, writ, injunction, decree, or award having applicability to it or its business or properties which default could reasonably be expected to have a Material Adverse Effect.


SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

            The Purchaser represents and warrants to the Company as follows:

            (a) The Purchaser is acquiring the Purchased Securities (and will acquire Common Stock upon conversion of the Series A Preferred Stock and Series B Preferred Stock) for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such Purchased Securities (or the shares of Common Stock acquired upon conversion of the Series A Preferred Stock and Series B Preferred Stock), but subject, nevertheless, to any requirement of law that the disposition of the Purchaser's property shall at all times be within the Purchaser's control, and without prejudice to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the 1933 Act or under an exemption from said registration available under the 1933 Act.

            (b) The Purchaser has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder.

            (c) The Purchaser is a validly existing legal entity, duly organized under the laws of the jurisdiction of its organization.

            (d) The Purchaser has taken all action necessary for the authorization, execution, delivery, and performance of this Agreement and its obligations hereunder, and upon execution and delivery by the Company, this Agreement shall constitute a valid and legally binding obligation of the Purchaser.

            (e) There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Purchaser.

            (f) The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -7-


investment by the Purchaser in the Company as contemplated by this Agreement, and the Purchaser is able to bear the economic risk of such investment for an indefinite period of time. The Purchaser has been furnished access to such information and documents as the Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of securities contemplated hereby.

            (g) The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder and the consummation by the Purchaser of the transactions contemplated hereby do not require the Purchaser to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, and do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, the Limited Partnership Agreement of the Purchaser, or other material agreement of the Purchaser or any rule or regulation of any court or federal or state regulatory board or body or administrative agency having jurisdiction over the Purchaser or over its properties or businesses.


SECTION 5.  ADDITIONAL COVENANTS OF THE PARTIES.

            5.1  RESALE OF SECURITIES

                 (a) The Purchaser covenants that it will not sell or otherwise transfer the Purchased Securities purchased hereunder (or any shares of Common Stock acquired upon conversion of the Series A Preferred Stock or Series B Preferred Stock) except pursuant to an effective registration under the 1933 Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the 1933 Act and the rules and regulations promulgated thereunder and any applicable state securities laws.

                 (b) The certificates evidencing the Purchased Stock and shares of Common Stock issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock and the Note, will bear a legend substantially reflecting the foregoing restrictions on the transfer of such securities:

                      "The securities evidenced hereby have not
                 been registered under the Securities Act of 1933, as amended or the Georgia Securities Act of

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -8-


                 1973, as amended (the "Acts") and may not be transferred except pursuant to an effective registration under the Acts or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Acts and the rules and regulations promulgated thereunder."

     5.2    COVENANTS PENDING CLOSING

            Pending the closing of the transactions contemplated hereby, the Company will not, without the Purchaser's prior written consent, take any action which would result in any of the representations or warranties contained in this Agreement not being true at and as of the time immediately after such action, or in any of the covenants contained in this Agreement becoming incapable of performance. The Company will promptly advise the Purchaser of any action or event of which it becomes aware which has the effect of making incorrect any of such representations or warranties or which has the effect of rendering any of such covenants incapable of performance. The Company shall not issue or purchase shares of capital stock of the Company except pursuant to the terms of this Agreement and except for the issuance of Class A Common Stock or Old Common Stock to employees pursuant to the exercise of stock option agreements in accordance with the Company's Stock Option Plan.

     5.3    FURTHER ASSURANCE

            Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.


SECTION 6.  PURCHASER'S CLOSING CONDITIONS

            The obligation of the Purchaser to purchase and pay for the Purchased Securities to be purchased by the Purchaser on the Closing Date, as provided in Section 2 hereof, shall be subject to the performance by the Company of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions, except as otherwise waived by the Purchaser in writing:

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -9-


     6.1    REPRESENTATIONS AND WARRANTIES

            The representations and warranties of the Company contained in this Agreement shall be true on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

     6.2    COMPLIANCE WITH AGREEMENT

            The Company shall have performed and complied with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the Closing Date.

     6.3    APPROVAL OF PROCEEDINGS

            All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to the Purchaser and its counsel; and the Purchaser shall have received copies of all documents or other evidence which the Purchaser or its counsel may request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to the Purchaser or its counsel.

     6.4    SHAREHOLDER ACTION

            The Company shall have convened a meeting of its shareholders at which the shareholders shall have approved the Articles Amendment as contemplated by Section 1(b)(i) herein.

     6.5    CORPORATE ACTION

            The Company shall have filed with the Secretary of the State of Georgia the Articles Amendment as contemplated by Section 1(b)(ii) herein.

     6.6    EXECUTION AND DELIVERY OF STOCK REPURCHASE AGREEMENT

            David P. Welden and the Company shall have executed, delivered and performed to Purchaser the Stock Repurchase Agreement.

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -10-


     6.7    EXECUTION AND DELIVERY OF RESTATED STOCKHOLDERS AGREEMENT

            John W. Blend, III shall have executed and delivered to the Purchaser the Restated Stockholders Agreement in the form of Exhibit D attached hereto.

     6.8    EXECUTION AND DELIVERY OF RESTATED REGISTRATION RIGHTS AGREEMENT

            The Restated Registration Rights Agreement in the form of Exhibit E attached hereto shall have been executed and delivered by the parties thereto.

     6.9    EXECUTION OF AGREEMENT WITH ALICE K. WELDEN

            The Stock Option Cancellation and Severance Agreement between the Company and Alice K. Welden in the form of Exhibit F attached hereto shall have been executed and delivered by the parties thereto.


SECTION 7.  COMPANY CLOSING CONDITIONS

            The obligation of the Company to issue and deliver the Purchased Securities to be sold by the Company on the Closing Date, as provided in Section 2 hereof, shall be subject to the performance by the Purchaser of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

     7.1    REPRESENTATIONS AND WARRANTIES

            The representations and warranties of the Purchaser contained in this Agreement shall be true on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

     7.2    COMPLIANCE WITH AGREEMENT

            The Purchaser shall have performed and complied with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Purchaser prior to or on the Closing Date.

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -11-


     7.3    APPROVAL OF PROCEEDINGS

            All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to the Company; and the Company shall have received copies of all documents or other evidence which the Company and its counsel may reasonably request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to the Company and its counsel.

     7.4    EXECUTION AND DELIVERY OF STOCK REPURCHASE AGREEMENT

            David P. Welden shall have executed and delivered to the Company the Stock Repurchase Agreement.


SECTION 8.  INTERPRETATION OF THIS AGREEMENT

     8.1    TERMS DEFINED

            As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

            EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, as amended.

            STOCK REPURCHASE AGREEMENT: shall mean the agreement to be dated the Closing Date between David P. Welden and the Company.

            PERSON: shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

            1933 ACT: shall mean the Securities Act of 1933, as amended.

     8.2    ACCOUNTING PRINCIPLES

            Where the character or amount of any asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -12-


     8.3    DIRECTLY OR INDIRECTLY

            Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     8.4    GOVERNING LAW

            This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the choice-of-law provisions thereof.

     8.5    PARAGRAPH AND SECTION HEADINGS

            The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.


SECTION 9.  MISCELLANEOUS

     9.1    NOTICES

            All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and shall be deemed to have been given or made if in writing and delivered personally, sent by courier or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

     (a)    If to the Purchaser, to:

                 Warburg, Pincus Investors, L.P.
                 466 Lexington Avenue
                 New York, New York  10022

     with a copy to:

                 ___________________________
                 ___________________________
                 ___________________________

                 Attention:  _______________

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -13-


     (b)    If to the Company, to:

                 The System Works, Inc.
                 3301 Windy Ridge Parkway
                 Marietta, Georgia  30067

                 Attention:  Chief Executive Officer

     with a copy to:

                 Troutman Sanders
                 Suite 5200
                 600 Peachtree Street, N.E.
                 Atlanta, Georgia  30308-2216

                 Attention:  Robert W. Grout, Esquire


or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 9 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 9.

     9.2    REPRODUCTION OF DOCUMENTS

            This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Purchaser on the Closing Date, and
(c) financial statements, certificates and other information previously or hereafter furnished to the Purchaser, may be reproduced by the Purchaser by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Purchaser may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchasers in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -14-


     9.3    TERMINATION AND SURVIVAL

            Unless the Closing Date has occurred prior thereto, this Agreement and, except as herein provided, all the rights of the parties hereto, shall terminate on July 31, 1994 (unless such date is extended by mutual written consent). All warranties, representations, and covenants made by the Purchaser and the Company herein or in any certificate or other instrument delivered by the Purchaser or the Company under this Agreement shall be considered to have been relied upon by the Company or the Purchaser, as the case may be, and shall survive all deliveries to the Purchaser of the Series A Preferred Stock and Series B Preferred Stock, or payment to the Company for such Series A Preferred Stock and Series B Preferred Stock, regardless of any investigation made by the Company or the Purchaser, as the case may be, or on the Company's or the Purchaser's behalf. All statements in any such certificate or other instrument shall constitute warranties and representation by the Company or the Purchaser hereunder.

     9.4    SUCCESSORS AND ASSIGNS

            This Agreement shall inure to the benefit of and be binding upon the successor and permitted assigns of each of the parties. Neither this Agreement nor the rights of the parties hereunder may be assigned without the written consent of the Company and the Purchaser.

     9.5    ENTIRE AGREEMENT; AMENDMENT AND WAIVER

            This Agreement and the attached Exhibits and Schedules constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof between such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Purchaser.

     9.6    SEVERABILITY

            This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

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Warburg, Pincus Investors, L.P.
June 20, 1994
Page -15-



     9.7    LIMITATION ON ENFORCEMENT OF REMEDIES

            The Company hereby agrees that it will not assert against the limited partners of the Purchaser any claim it may have under this Agreement by reason of any failure or alleged failure by the Purchaser to meet its obligations hereunder. The foregoing shall not limit the Company's rights against the general partner of the Purchaser.

     9.8    COUNTERPARTS

            This Agreement may be executed in one or more counterparts with the same effect as if the parties executing the counterparts had each executed one instrument as of the day and year first above written.




                                        Very truly yours,

                                        THE SYSTEM WORKS, INC.



                                        By: /s/ John W. Blend, III
                                           --------------------------------


WARBURG, PINCUS INVESTORS, L.P.

By:  WARBURG, PINCUS & CO.,
     General Partner


     By:  /s/ Joseph P. Landy
         ---------------------------
          Joseph P. Landy, Partner